Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events
Subsequent Events

26. Subsequent Events

        Israel Corporation Ltd., the parent company of ZIM Integrated Shipping Services Ltd. ("ZIM"), has announced that ZIM has reached an agreement in principle with its creditors, including the Company, for a restructuring of its obligations. This agreement includes a significant reduction in the charter rates payable by ZIM for the remaining life of its time charters, expiring in 2020 or 2021, for six of the Company's vessels and the Company's receipt of unsecured, interest bearing ZIM notes maturing in nine years and ZIM shares in exchange for such reductions and cancellation of ZIM's other obligations to the Company. This agreement in principle remains subject to various approvals, including from each of the relevant creditor parties and ZIM's audit committee, board of directors and shareholders, as well as negotiation and execution of definitive documentation (refer to Note 8, Other Non-current Assets).

        On February 13, 2014, the Company has entered into an agreement to sell the Marathonas for a gross sale consideration of $11.5 million. The vessel was laid-up in the year ended December 31, 2013. The vessel was delivered to its buyers on February 26, 2014.

        Between January 1, 2014 and February 28, 2014, the Company issued 16,066 new shares of common stock, to the employees of the Manager in respect of grants made in 2013, as described in Note 21, Stock Based Compensation.